UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23697

Popular High Grade Fixed-Income Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodríguez Boissén

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023- December 31, 2023

Item 1.	Report to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act").

POPULAR High Grade Fixed Income Fund, Inc.

DECEMBER 31, 2023

SEMI-ANNUAL

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	2
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Other Information	34
Statement Regarding Basis for Approval of Investment Advisory Contract	35
Statement Regarding Liquidity Risk Management Program	38

Popular High Grade Fixed Income Fund, Inc.	Shareholder Letter
December 31, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular High Grade Fixed-Income Fund, Inc. (hereinafter referred to as the “Fund”), is pleased to present its Letter to Shareholders for the six-month period ending on December 31, 2023.

During the reporting period, United States economic activity slowed while job gains moderated but remained strong. The unemployment rate in the U.S. rose slightly from 3.6% as of June 30, 2023, to 3.7% as of December 31, 2023. During this period, inflation eased but remained elevated, as the Federal Open Market Committee (the “FOMC”) continued increasing interest rates. Moreover, consumer price inflation in the U.S., as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 3.2% as of June 30, 2023 to 2.6% as of December 31, 2023.

In support of its stated goal of returning inflation to 2%, the FOMC raised the target range for the federal funds rate once during the reporting period by raising the target range from 5.00%-5.25% as of June 2023 to 5.25%-5.50% as of December 2023. In determining the extent of any additional policy required to return inflation to 2%, the FOMC will consider, among other factors, the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, economic and financial developments. In addition, the FOMC will continue reducing its holdings of U.S. Treasury securities, agency debt and agency mortgage-backed securities. Furthermore, at its December 2023 meeting, the FOMC updated its economic projections which reflected a decrease in the federal funds rate from a median of 5.4% at the end of 2023 to 4.6% in 2024. The change in projections of federal funds rate were driven by lower expectations in PCE inflation and real U.S. GDP combined with an increase in the unemployment rate.

Accordingly, as of December 31, 2023, after the FOMC’s pivot suggested the focus for 2024 would be on rate cuts, pricing in the federal funds futures market anticipated that the effective federal funds rate would decrease by 158 basis points by the end of 2024. The U.S. Treasury yield curve flattened, but remained inverted, as the 2-year U.S. Treasury Note yield decreased by 0.65%, from 4.90% as of June 30, 2023, to 4.25% as of December 31, 2023, while the 10-year U.S. Treasury Note yield remained mostly unchanged increasing by 0.04%, from 3.84% to 3.88% for the same period.

With a higher-than-average level of inflation, an inverted yield curve, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC, as the Fund’s investment adviser, remains committed to looking for investment opportunities within the allowed parameters of the Fund while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended December 31, 2023. The views and opinions in the letter were current as of January 31, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Semi-Annual Report | December 31, 2023	1

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2023 (Unaudited)

PERFORMANCE OVERVIEW AND HOLDINGS SUMMARIES AS OF DECEMBER 31, 2023

Fund Performance Summary:

	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
Popular High Grade Fixed Income Fund - A - NAV	4.00%	8.81%	3.74%	7.18%	7.18%	-3.92%	1.05%	1.59%	9/24/2002
Popular High Grade Fixed Income Fund - A - LOAD	1.44%	6.03%	1.22%	4.54%	4.54%	-4.73%	0.55%	1.33%	9/24/2002
Bloomberg US Aggregate Bond Index	3.83%	6.82%	3.37%	5.53%	5.53%	-3.31%	1.10%	1.81%	9/24/2002

Growth of an assumed $10,000 investment as of 12/31/2023

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

HOW DID THE FUND PERFORM IN THE PAST 6 MONTHS?1

The following table shows the Fund’s performance, excluding sales charges, for the six-month period from July 1, 2023, to December 31, 2023:

2	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2023 (Unaudited)

Figure 1. Performance as of 12/31/2023

6-Month Total Return
Popular High Grade Fixed-Income Fund, Class A Shares	3.74%
Bloomberg U.S. Aggregate Bond Index	3.37%

The positive return reflects the stabilization of the interest rate environment due to the easing of inflation pressures and the dovish rhetoric from the central banks at the end of the year, which saw interest rates decrease from their recent peak. Part of the Fund’s relative outperformance against the benchmark index is due to certain assets held by the Fund such as the Puerto Rico Sales Tax Financing Corporation (“COFINA”) revenue bonds which saw a relative outperformance vs. higher quality bonds.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment grade debt issues. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

[1]	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms. Past performance is not predictive of future results.

The following table provides summary data on the Fund’s dividends and net asset value (“NAV”) as of the end of the period:

Figure 2. Dividend Information as of 12/31/2023

Dividend Yield
Popular High Grade Fixed-Income Fund, Class A Shares
Based on initial NAV of $10.00	1.25%
Popular High Grade Fixed-Income Fund, Class A Shares
Based on 12/31/2023 NAV of $4.94	2.53%

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during any particular period. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

Popular Asset Management LLC, as the Fund’s investment adviser (“PAM” or the “Investment Adviser”) strives to select investment assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. As part of this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

Semi-Annual Report | December 31, 2023	3

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2023 (Unaudited)

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Investment Adviser may also use hedging transactions and strategies in an effort to manage the Fund’s interest rate risk, which stems from its investment in fixed-income securities and the short-term re-pricing of its financing program. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Figure 3 below shows the breakdown of the Fund’s investment portfolio as of December 31, 2023. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

Figure 3. Asset Allocation as of December 31, 2023

As of December 31, 2023, mortgage-backed securities guaranteed by U.S. Government Agencies, collateralized with pools of mortgages originated in Puerto Rico, represented 41.8% of the Fund’s total investment portfolio. Furthermore, the Fund held U.S. municipal bonds, U.S. Government Agency debentures, and U.S. corporate bonds which represented 23.7%, 7.7% and 5.4% of the Fund’s total investment portfolio, respectively.

In addition, 21.4% of the Fund’s investment portfolio as of December 31, 2023, consisted of Puerto Rico municipal bonds. At the end of the period, restructured COFINA revenue bonds represented the largest portion of Puerto Rico municipal bonds held by the Fund with 16.0% of the Fund’s total investment portfolio. Such COFINA bonds are secured by 53.65% of the Puerto Rico pledged sales and use tax base amount through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, up to $992.5 million in fiscal year 2041). In general, COFINA bond prices increased, as represented by PR COFINA 5% 07/01/58 which increased by $2.86 from $97.49 as of June 30, 2023, to $100.35 as of December 31, 2023, as per IDC. For fiscal year 2023-2024, the required transfers related to COFINA’s debt service are $511.2 million. Collections for fiscal year 2023-2024 began on July 1, 2023. As of October 2023, 100% of the required transfers related to COFINA’s debt service reserve for the fiscal year ending on June 30, 2024, had already been collected and transferred to the COFINA trustee.

4	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2023 (Unaudited)

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 12/31/2023

% of Total Portfolio
Puerto Rico	63.2%
United States	36.8%
Total	100.0%

Figure 5. Key Portfolio Positions as of 12/31/2023

% of Total Portfolio
U.S. Agency Mortgage-Backed Securities (Puerto Rico collateral)	41.8%
U.S. Municipal Bonds	23.7%
Puerto Rico COFINA bonds	16.0%
U.S. Government Agency Bonds	7.7%
Other Puerto Rico Municipal Bonds	5.4%
U.S. Corporate Bonds	5.4%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating as of December 31, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies: Fitch Ratings (“Fitch”), Moody's Investors Service ("Moody's"), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Figure 6. Credit Quality Allocation as of 12/31/2023

% of Total Portfolio
AAA	82.7%
AA	1.3%
A	0.0%
BBB	0.0%
Not Rated	16.0%
Total	100.0%

The Not-Rated category consists of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such a rating. As of December 31, 2023, the COFINA Board had not yet applied for a rating.

Semi-Annual Report | December 31, 2023	5

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2023 (Unaudited)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Fund is permitted to use leverage in an amount not to exceed 33⅓% of the Fund’s total assets. The Fund obtains leverage by borrowing, using its investment portfolio as well as securities otherwise obtained as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk for common stock shareholders. In addition, leverage may have a negative impact on the net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

As of December 31, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$22.8 million
Leverage Ratio	30.7%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

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Popular High Grade Fixed Income Fund, Inc.	Disclosure of Fund Expenses
December 31, 2023 (Unaudited)

Examples. As a shareholder of the Popular High Grade Fixed Income Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2023 and held through December 31, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period July 1, 2023 - December 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Ratio	Expenses Paid During Period
Popular High Grade Fixed Income Fund, Inc.
Class A
Actual	$1,000.00	$1,037.40	4.20%	$21.57
Hypothetical (5% return before expenses)	$1,000.00	$1,004.03	4.20%	$21.22

Semi-Annual Report | December 31, 2023	7

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (34.11%)
California (0.85%)
$415,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$433,469

Georgia (3.41%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,742,417

Kansas (1.71%)
880,000	State of Kansas Department of Transportation - Revenue Bonds (Series 2010A)	4.596%	09/01/35	874,215

Maryland (6.24%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,087,585
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,075,750
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,022,192

New York (4.82%)
475,000	New York City Transitional Finance Authority Future Tax Secured Revenue - Revenue Bonds (Series 2012D)	4.200%	11/01/30	462,260
65,000	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	66,331
1,800,000	New York State Environmental Facilities Corp. - Revenue Bonds (Series 2010B)	5.807%	06/15/39	1,934,490

North Carolina (3.09%)
1,760,000	University of North Carolina at Chapel Hill - Revenue Bonds (Series 2016C)	3.327%	12/01/36	1,580,079

Texas (9.93%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	519,185

See Notes to Financial Statements

8	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (continued)
$795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	$712,398
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	967,292
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,928,997
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	941,209

Virginia (1.75%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	891,255

Washington (2.31%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,177,301

Total Municipal Bonds				$17,416,425
(Cost $19,485,982)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (7.70%)
3,770,000	Puerto Rico Housing Finance Authority - Revenue Bonds(a)	6.750%	12/01/28	3,929,491

Total Puerto Rico Agencies				$3,929,491
(Cost $4,037,869)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (23.03%)
71,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/24	69,605
355,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/27	308,991
346,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/29	276,692

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	9

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$445,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/31	$325,684
501,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/33	333,698
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/46	1,497,076
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/51	908,369
1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.329%	07/01/40	1,874,244
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.500%	07/01/34	367,819
57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.536%	07/01/53	54,496
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.550%	07/01/40	186,902
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.750%	07/01/53	1,349,885
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.784%	07/01/58	747,153

See Notes to Financial Statements

10	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	5.000%	07/01/58	$3,462,038

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$11,762,652
(Cost $11,587,929)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.06%)(c)
$347,580	GNMA Pool 609097	5.000%	06/15/38	$346,442
312,097	GNMA Pool 719882	5.000%	08/15/39	318,244
268,384	GNMA Pool 691686	5.000%	02/15/40	275,477
6,529	GNMA Pool 636498	5.500%	04/15/25	6,503
113,895	GNMA Pool 593621	5.500%	12/15/32	113,197
167,555	GNMA Pool 572021	5.500%	01/15/33	166,880
40,255	GNMA Pool 597878	5.500%	02/15/33	40,987
90,054	GNMA Pool 597885	5.500%	04/15/33	91,691
33,578	GNMA Pool 597888	5.500%	05/15/33	34,189
41,594	GNMA Pool 622056	5.500%	03/15/34	42,351
75,527	GNMA Pool 631039	5.500%	01/15/35	76,902
177,328	GNMA Pool 631045	5.500%	03/15/35	180,555
203,901	GNMA Pool 592837	5.500%	06/15/35	207,616
54,809	GNMA Pool 643745	5.500%	07/15/35	55,807
37,081	GNMA Pool 618256	5.500%	07/15/35	37,757
178,841	GNMA Pool 643758	5.500%	01/15/36	182,089
280,652	GNMA Pool 678611	5.500%	11/15/38	285,767
115,141	GNMA Pool 456374	6.000%	02/15/29	118,791
74,990	GNMA Pool 636530	6.000%	05/15/30	77,281
117,635	GNMA Pool 597887	6.000%	05/15/33	121,244
55,592	GNMA Pool 597883	6.000%	05/15/33	57,144
76,575	GNMA Pool 607382	6.000%	08/15/33	78,925
109,429	GNMA Pool 597899	6.000%	08/15/33	112,787
114,388	GNMA Pool 622036	6.000%	08/15/33	117,740
89,169	GNMA Pool 622041	6.000%	09/15/33	91,906
47,071	GNMA Pool 608642	6.000%	07/15/34	48,387
40,662	GNMA Pool 631050	6.000%	03/15/35	41,800
145,358	GNMA Pool 618257	6.000%	07/15/35	149,825
108,021	GNMA Pool 643761	6.000%	01/15/36	111,312
159,884	GNMA Pool 643759	6.000%	01/15/36	165,016
2,833,748	GNMA Pool 782087(d)	6.000%	04/15/36	2,944,004
72,627	GNMA Pool 647562	6.000%	05/15/36	74,660
212,330	GNMA Pool 638705	6.000%	11/15/36	219,152
64,307	GNMA Pool 663448	6.000%	03/15/37	63,987

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	11

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.06%)(c) (continued)
$119,859	GNMA Pool 678609	6.000%	11/15/38	$123,543
37,592	GNMA Pool 572103	6.500%	04/15/34	40,262
79,970	GNMA Pool 572113	6.500%	06/15/34	83,366
48,106	GNMA Pool 572122	6.500%	07/15/34	50,149
62,379	GNMA Pool 572128	6.500%	08/15/34	65,028
20,030	GNMA Pool 572136	6.500%	10/15/34	20,881
46,810	GNMA Pool 592840	6.500%	07/15/35	48,799
137,101	GNMA Pool 592859	6.500%	12/15/35	143,163
44,725	GNMA Pool 618293	6.500%	12/15/35	46,699
56,020	GNMA Pool 592865	6.500%	01/15/36	58,398
67,941	GNMA Pool 592874	6.500%	03/15/36	70,829
38,456	GNMA Pool 592880	6.500%	04/15/36	41,241
159,994	GNMA Pool 678612	6.500%	11/15/38	167,613
179,634	GNMA Pool 678608	7.000%	12/15/38	184,162
Total Puerto Rico GNMA Bonds				$8,200,548
(Cost $7,977,215)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (42.36%)(e)
649,882	FNMA Pool AC0808	5.000%	11/01/39	660,291
198,866	FNMA Pool 758601	5.500%	01/01/35	204,850
175,953	FNMA Pool 745292	5.500%	05/01/35	181,194
1,043,104	FNMA Pool 827687(d)	5.500%	11/01/35	1,074,229
412,980	FNMA Pool 827684(d)	5.500%	11/01/35	425,303
431,378	FNMA Pool 827698(d)	5.500%	12/01/35	444,247
364,200	FNMA Pool 827695	5.500%	12/01/35	375,068
274,563	FNMA Pool 829461(d)	5.500%	01/01/36	282,757
279,920	FNMA Pool 850022(d)	5.500%	04/01/36	288,271
274,272	FNMA Pool 850019	5.500%	04/01/36	282,455
321,899	FNMA Pool 827685	6.000%	11/01/35	335,300
78,265	FNMA Pool 827696	6.000%	12/01/35	81,230
1,555,490	FNMA Pool 827712(d)	6.000%	01/01/36	1,624,848
300,793	FNMA Pool 827709(d)	6.000%	01/01/36	313,310
610,713	FNMA Pool 849982(d)	6.000%	02/01/36	637,940
1,031,204	FNMA Pool 849985(d)	6.000%	02/01/36	1,077,343
1,231,528	FNMA Pool 850013(d)	6.000%	03/01/36	1,286,641
162,684	FNMA Pool 850010	6.000%	03/01/36	169,060
376,218	FNMA Pool 850020(d)	6.000%	04/01/36	391,888
580,656	FNMA Pool 850023(d)	6.000%	04/01/36	606,645
985,230	FNMA Pool 850033	6.000%	05/01/36	1,029,147
91,330	FNMA Pool 850029(d)	6.000%	05/01/36	94,550
84,160	FNMA Pool 850039	6.000%	06/01/36	87,357
847,141	FNMA Pool 850042(d)	6.000%	06/01/36	885,052
878,128	FNMA Pool 850058(d)	6.000%	07/01/36	917,432
251,125	FNMA Pool 850055	6.000%	07/01/36	260,847
99,359	FNMA Pool 850069	6.000%	08/01/36	103,135

See Notes to Financial Statements

12	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (42.36%)(e) (continued)
$214,112	FNMA Pool 881251	6.000%	09/01/36	$223,957
508,079	FNMA Pool 881266(d)	6.000%	10/01/36	530,553
87,853	FNMA Pool 881262	6.000%	10/01/36	91,188
181,399	FNMA Pool 881281	6.000%	11/01/36	188,367
1,269,729	FNMA Pool 904973(d)	6.000%	02/01/37	1,325,608
199,962	FNMA Pool 904968	6.000%	02/01/37	207,697
319,516	FNMA Pool 905013	6.000%	05/01/37	332,647
836,827	FNMA Pool 909131(d)	6.000%	12/01/37	874,054
219,085	FNMA Pool 953094	6.000%	01/01/38	227,558
90,606	FNMA Pool 835580	6.500%	07/01/35	91,018
495,434	FNMA Pool 850030(d)	6.500%	05/01/36	518,693
948,578	FNMA Pool 850034(d)	6.500%	05/01/36	997,986
1,806,401	FNMA Pool 850043(d)	6.500%	06/01/36	1,902,206
Total Puerto Rico Fannie Mae Bonds				$21,631,922
(Cost $20,769,792)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.69%)(f)
182,792	FGLMC Pool G08831(d)	4.000%	08/01/48	176,127
6,138	FGLMC Pool D97354(d)	5.500%	05/01/24	6,167
132,186	FGLMC Pool D97957(d)	5.500%	01/01/26	132,828
22,232	FGLMC Pool A35321	5.500%	06/01/35	22,928
484,789	FGLMC Pool A45241(d)	6.000%	02/01/35	507,150
16,605	FGLMC Pool A58013	6.000%	03/01/37	16,879
437	FGLMC Pool A64760	6.000%	07/01/37	454
Total Puerto Rico Freddie Mac Bonds				$862,533
(Cost $845,435)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (7.72%)
1,727,000	Microsoft Corp.(g)	3.450%	08/08/36	1,588,441
1,500,000	Microsoft Corp.(g)	3.500%	02/12/35	1,421,075
300,000	Microsoft Corp.(g)	3.700%	08/08/46	262,595
750,000	Microsoft Corp.(g)	3.750%	02/12/45	669,530
Total Corporate Bonds				$3,941,641
(Cost $4,312,140)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (11.12%)
6,000,000	Federal Farm Credit Banks Funding Corp.(d)	2.830%	11/28/28	5,680,442
Total US Government Sponsored Entities (11.12%)
(Cost $5,945,760)

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	13

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2023 (Unaudited)

Principal Amount/Description	Rate	Maturity	Value

Total Investments (143.79%)
(Cost $74,962,122)			$73,425,654

Liabilities in Excess of Other Assets (-43.79%)			(22,359,933)
NET ASSETS (100.00%)			$51,065,721

(a)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(e)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Security may be called before its maturity date.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
J.P. Morgan Chase & Co.	5.75%	12/05/23	01/04/24	$(6,676,000)
Goldman Sachs	5.76%	12/18/23	01/18/24	(5,842,000)
South Street Securities	6.05%	12/29/23	01/02/24	(10,240,000)
				$(22,758,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements

14	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Statement of Assets and Liabilities
December 31, 2023 (Unaudited)

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $22,724,252)	$23,263,937
Investments in securities, at fair value (cost $52,237,870)	50,161,717
73,425,654
Cash and cash equivalents	30,596
Interest receivable	604,282
Receivable for fund shares issued	97
Prepaid and other assets	59,906
Total Assets	74,120,535

LIABILITIES:
Payable for reverse repurchase agreements (Cost $22,758,000)	$22,758,000
Interest payable on reverse repurchase agreements	47,039
Payable for distributions to shareholders	107,953
Payable for shareholder servicing	70,237
Payable to Adviser, net of waiver	28,246
Payable to fund accounting and administration	7,852
Payable for Transfer Agency fees	1,880
Payable to Directors	98
Payable for Compliance fees	6,251
Payable for Audit fees	24,394
Other payables	2,864
Total Liabilities	23,054,814
Net Assets	$51,065,721

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 2,000,000,020 shares authorized, 10,340,239 issued and outstanding	$194,676,863
Accumulated deficit	(143,611,142)
Net Assets	$51,065,721

PRICING OF SHARES:
Class A Shares
Net Assets	$51,065,722
Shares outstanding	10,340,239
Net asset value per share	$4.94

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	15

Popular High Grade Fixed Income Fund, Inc.	Statement of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$1,801,096
Total Investment Income	1,801,096

EXPENSES:
Investment Adviser fees	$186,419
Distribution Fees	65,568
Accounting and Administration fees	53,423
Compliance fees	15,800
Transfer agent fees	19,002
Interest on reverse repurchase agreements	622,703
Audit fees	23,722
Legal fees	35,713
Custodian fees	3,422
Director fees	8,056
Printing fees	17,987
Insurance fees	63,335
Other fees	7,200
Total expenses before waiver	1,122,350
Less fees waived by investment adviser	(18,642)
Total Expenses	1,103,708
Net Investment Income	697,388

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on:
Investments	(351,303)
Net realized loss	(351,303)
Net change in unrealized depreciation on:
Investments	1,367,204
Net change in unrealized appreciation	1,367,204
Net Realized and Unrealized Gain on Investments	1,015,901
Net Increase in Net Assets Resulting from Operations	$1,713,289

See Notes to Financial Statements

16	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Statement of Changes in Net Assets

	For the Six Months Ended December 31, 2023 (Unaudited)	For the Year Ended June 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$697,388	$1,925,433
Net realized loss	(351,303)	(798,411)
Net change in unrealized depreciation	1,367,204	(3,139,203)
Net increase/(decrease) in net assets resulting from operations	1,713,289	(2,012,181)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(735,172)	(2,188,240)
Net decrease in net assets from distributions to shareholders	(735,172)	(2,188,240)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	143,285	18,110
Reinvestment of dividends	91,478	179,121
Cost of shares redeemed	(6,082,328)	(7,616,771)
Net decrease in net assets from capital share transactions	(5,847,565)	(7,419,540)

Net Decrease in Net Assets	(4,869,448)	(11,619,961)

NET ASSETS:
Beginning of period	55,935,169	67,555,130
End of period	$51,065,721	$55,935,169

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	17

Popular High Grade Fixed Income Fund, Inc.	Statement of Cash Flows
For the Six Months Ended December 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,713,289
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Proceeds from disposition of investment securities	1,329,425
Proceeds from maturities and paydowns of investment securities	7,107,488
Amortization of premium and accretion of discount on investments, net	(47,861)
Net realized (gain)/loss on:
Investments	351,303
Net change in unrealized appreciation/depreciation on:
Investments	(1,367,204)
(Increase)/Decrease in assets:
Interest receivable	111,843
Prepaid and other assets	62,355
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	10,260
Payable for interest expense	(4,096)
Payable to Transfer agency	(2,797)
Payable to Adviser	(2,067)
Payable to fund accounting and administration fees	(21,344)
Payable to Directors and Officers	(5,902)
Payable for Audit fees	(69,918)
Payable for Compliance fees	6,251
Payable for Custodian fees	(4,849)
Payable for Legal fees	(12,702)
Other payables	(31,368)
Net cash provided by operating activities	$9,122,106

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash receipts from reverse repurchase agreements	$(2,433,000)
Shares redeemed	(6,151,977)
Proceeds from sale of capital shares	143,188
Cash distributions paid to common shareholders - net of distributions reinvested	(680,708)
Net cash used in financing activities	$(9,122,497)

Net decrease in cash and restricted cash	$(391)
Cash and restricted cash, beginning of period	$30,987
Cash and restricted cash, end of period	$30,596

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$626,799
Reinvestment of distributions	$91,478

See Notes to Financial Statements

18	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Financial Highlights

	For the Six Months Ended December 31, 2023 (Unaudited)		For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Net asset value - beginning of period	$4.83		$5.15	$6.08
Income/(loss) from investment operations:
Net investment income(a)	0.06		0.15	0.22
Net realized and unrealized gain/(loss)	0.12		(0.30)	(0.94)
Total income/(loss) from investment operations	0.18		(0.15)	(0.72)
Less distributions:
Dividends from net investment income	(0.07)		(0.17)	(0.21)
Total distributions	(0.07)		(0.17)	(0.21)
Net increase/(decrease) in net asset value	0.11		(0.32)	(0.93)
Net asset value - end of period	$4.94		$4.83	$5.15
Total Return(b)(c)	3.74	%(d)	(2.79%)	(12.13%)
Supplemental Data:
Net assets, end of period (in thousands)	$51,066		$55,935	$67,555
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	4.27	%(g)	3.52%	1.70%
Ratio of net expenses to average net assets(f)	4.20	%(g)	3.52%	1.68%
Ratio of gross operating expenses to average net assets(h)	1.90	%(g)	1.82%	1.53%
Interest and leverage related to expenses to average net assets	2.37	%(g)	1.70%	0.17%
Ratio of net investment income to average net assets(i)	2.65	%(g)	3.14%	3.83%
Portfolio turnover rate	0	%(d)	0%	0%

(a)	Based on daily average outstanding common shares of $11,077,179 for the six month period ended December 31, 2023, $12,507,110 for the year ended June 30, 2023, and $14,118,598 for the year ended June 30, 2022.
(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.
(c)	Total return excludes the effect of initial and contingent deferred sales charges.

See Notes to Financial Statements

Semi-Annual Report | December 31, 2023	19

Popular High Grade Fixed Income Fund, Inc.	Financial Highlights
The following table includes selected data for a share outstanding throughout each period and other performance information.

(d)	Not annualized.
(e)	Based on daily average net assets attributable to common shares of $52,147,604 for the six month period ended December 31, 2023, $61,279,330 for the year ended June 30, 2023, and $81,204,185 for the year ended June 30, 2022.
(f)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.
(g)	Annualized.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.
(i)	The effect of the expenses waived for the six months ended December 31, 2023, year ended June 30, 2023 and June 30, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.00%, 0.69% and 0.01%.

See Notes to Financial Statements

20	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the Investment Company Act of 1940, as amended (the “1940 Act”) in May 21, 2021. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. As of December 31, 2023, cash and cash equivalents of the Fund consisted of a time deposit open account amounting to $30,987 with JP Morgan Chase.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. ("the Administrator"), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the "Investment Adviser") (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Commonwealth of Puerto Rico (“Puerto Rico”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

Semi-Annual Report | December 31, 2023	21

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-thannot” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized loss on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 9).

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – Shares of the Fund are sold at their Net Asset Value (“NAV”), which is determined daily, plus an initial sales charge of up to 3.75%. Shares may be redeemed on each day of the week on which the NYSE is open for trading and banks in Puerto Rico are open for business at a price per share equal to the NAV per share determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

22	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the six months ended on December 31, 2023, the Fund did not invest in futures contracts.

(h)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the six months ended on December 31, 2023, the Fund reduced interest income in the amount of $1,444 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 9).

Semi-Annual Report | December 31, 2023	23

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.
Level 2	–	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.
Level 3	–	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale.

On August 4, 2022, the Board of Directors of the Fund appointed the Adviser, as the Fund’s Valuation

Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Semi-Annual Report | December 31, 2023	25

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMO’s that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities, State and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year U.S. Treasury Notes and are classified as Level 1.

26	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Municipal Bonds	$–	$17,416,425	$–	$17,416,425
Puerto Rico Agencies	–	3,929,491	–	3,929,491
Puerto Rico Government
Instrumentalities Tax
Exempt Notes	–	11,762,652	–	11,762,652
Puerto Rico GNMA Bonds	–	8,200,548	–	8,200,548
Puerto Rico Fannie Mae Bonds	–	21,631,922	–	21,631,922
Puerto Rico Collateralized
Mortgage Obligations	–	862,533	–	862,533
Corporate Bonds	–	3,941,641	–	3,941,641
US Government Sponsored Entities	–	5,680,442	–	5,680,442
Total	$–	$73,425,654	$–	$73,425,654

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2023:

Asset Type	Balance as of June 30, 2023	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2023
Collateralized Mortgage Obligations	$389	$–	$–	$–	$–	$–	$(389)	$–	$–	$–	$–
	$389	$–	$–	$–	$–	$–	$(389)	$–	$–	$–	$–

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of December 31, 2023 there were no temporary cash investments.

Semi-Annual Report | December 31, 2023	27

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Popular Asset Management LLC (the "Investment Adviser") acts as the investment adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended on December 31, 2023, investment advisory fees amounted to $445,697, of which $30,313 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. The fees related to this service are calculated at an annual rate of 0.15% of the Fund's average daily net assets. For the six months ended December 31, 2023, the administrative fees and transfer agent fees amounted to $129,515 and $43,593, respectively.

JPMorgan Chase provides custody services to the Fund. For the six months ended on December 31, 2023, the custody fees amounted to $6,789.

Popular Securities LLC, an affiliate of the Fund, serves as the distributor (the “Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the six months ended on December 31, 2023, distribution fees amounted to $153,270.

The officers of the Fund are also officers and directors of Banco Popular de Puerto Rico (“BPPR”) or its affiliates. The three current directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six months ended on December 31, 2023, the compensation expense for the three independent directors of the Fund was $22,873, of which $6,000 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, BPPR, the Distributor, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

Affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 2,000,000,020 shares of common stock, par value $0.01 per share, consisting of 1,900,000,000 Class A shares, 20 Class B shares, and 100,000,000 shares of preferred stock. Neither Class B shares nor preferred stock have been issued by the Fund as of December 31, 2023.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

Capital share transactions for the six months ended December 31, 2023 and the six months ended June 30, 2023 were as follows:

Common shares:	For the Six Months Ended December 31, 2023	For the Year Ended June 30, 2023
Class A:
Common shares outstanding - beginning of period	11,582,899	13,118,964
Common shares issued	30,589	3,535
Common shares issued as reinvestment of dividends	19,512	36,647
Common shares redeemed	(1,292,761)	(1,576,247)
Common shares outstanding - end of period	10,340,240	11,582,899

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six months ended December 31, 2023 were $0 and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the six months ended December 31, 2023 were $12,125,250. Investment transactions in long-term U.S. Government Obligations for the six months ended December 31, 2023 were $0 for securities purchased and $0 for the proceeds from portfolio security calls.

All investment transactions were made with unaffiliated parties.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the period	5.89%
Maximum aggregate balance outstanding at any time during the period	$ 32,042,000
Average balance outstanding during the period	$21,276,622
Average interest rate during the period	5.73%

As of December 31, 2023, interest rates on reverse repurchase agreements ranged from 5.75% to 6.05% with maturities up January 18, 2024. Some of the outstanding agreements to repurchase as of period-end may be called by the counterparty before its maturity date.

As of December 31, 2023, investment securities with fair values amounting to $23,263,917 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $47,029 as of December 31, 2023.

As of December 31, 2023, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$22,758,000	100%
Total	$22,758,000	100%

Semi-Annual Report | December 31, 2023	29

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

NOTE 7. SHORT TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $25,191,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding as of December 31, 2023.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management of the Fund has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. As of December 31, 2023 the Fund held Corporate Bonds with an aggregate market value of $3,941,641, representing 7.72% of the Fund’s net assets. As of December 31, 2023, the Fund had the following investments in issuers located in Puerto Rico that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico Fannie Mae	$21,631,922	42.36%
Puerto Rico Government Instrumentalities	11,762,652	23.03%
Puerto Rico Agencies	3,929,491	7.70%

Also, as of December 31, 2023, the Fund had investments with market values of 5,680,442 representing 11.12% of the Fund’s net assets, and $17,416,425, representing 34.11% of the Fund’s net assets, which were each issued by issuers located in the U.S. and not guaranteed by the U.S. Government. As of December 31, 2023, the Fund had $30,596 on deposit with JP Morgan Chase which represents approximately 0.06% of the Fund’s net assets.

As stated in the Fund’s Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

NOTE 9. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$1,925,433
Reclassification of realized gain (loss) on securities’ paydowns	1,444
Distributable net investment income for tax purposes	$1,926,877

Net realized loss on investments	$(798,411)
Reclassification of realized gain (loss) on securities’ paydowns	(1,444)
Net realized loss on investments, for tax purposes	$(799,855)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$83,702,476
Gross appreciation	933,464
Gross depreciation	(3,837,135)
Net appreciation/(depreciation)	$(2,903,671)

For the six months ended December 31, 2023, the Fund distributed $2,188,240 to shareholders. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) as of December 31, 2023 were as follows:

Undistributed net investment income, beginning of the year	$1,414,756
Distributable net investment income for the period	1,926,877
Dividends	(2,188,240)
Undistributed net investment income, end of the period	$1,153,393

Accumulated net realized loss on investments, beginning of the year	$(142,039,126)
Net realized loss on investments for the period	(799,855)
Accumulated net realized loss on investments, end of the period	$(142,838,981)

NOTE 10. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Semi-Annual Report | December 31, 2023	31

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2023 (Unaudited)

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 11. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. SUBSEQUENT EVENTS

On January 29, 2024, the Board of Directors declared an ordinary net investment income dividend of $0.0125 per common share, which was paid on February 15, 2024 to common shareholders of record as of January 26, 2024.

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Semi-Annual Report | December 31, 2023	33

Popular High Grade Fixed Income Fund, Inc.	Other Information
December 31, 2023 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders of the Fund was held on October 26, 2023 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting were as follows:

1.	Election of Directors. The shareholders of the Fund elected Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2024 or until their successors are duly elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Jorge I. Vallejo	10,014,352	731,356
Carlos A. Pérez	10,014,352	731,356
Enrique Vila del Corral	10,014,352	731,356

2.	Independent Auditors. The shareholders of the Fund ratified the selection of Ernst & Young LLP as the independent auditors of the Fund for the fiscal year ending Jun 30, 2024.

For	Against	Abstain
10,729,148	15,651	̶

Statement Regarding Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2023 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

34	(787) 754-4488 | www.popularfunds.com

Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2023 (Unaudited)

The Board of Directors (the “Board”) of Popular High Grade Fixed-Income Fund, Inc. (the “Fund”) met on May 18, 2023 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisor, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of thirdparty service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Semi-Annual Report | December 31, 2023	35

Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2023 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

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Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the six months ended December 31, 2022. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended March 31, 2023 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Semi-Annual Report | December 31, 2023	37

Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Liquidity Risk Management Program
December 31, 2023 (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on May 18, 2023, the Advisor presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended March 31, 2023, and stated the following:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
•	The Fund’s investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

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INVESTMENT ADVISER	DIRECTORS AND OFFICERS
Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue	Chairman of the Board
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918	Jorge I. Vallejo
Director
ADMINISTRATOR AND
TRANSFER AGENT	Carlos A. Pérez
Director
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000	Angel Rivera Garcia
Denver, CO 80203	President

CUSTODIAN	James A. Gallo
JPMorgan Chase	Treasurer
1111 Polaris Parkway
Columbus, OH 43240	Manuel Rodríguez-Boissén
Secretary
LEGAL COUNSEL
Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Floor 19
San Juan, Puerto Rico 00918

Ropes & Gray LLP
Prudential Tower
800 Boylston Street,
Boston, Massachusetts 02199

INDEPENDENT REGISTERED
ACCOUNTING FIRM
Ernst & Young, LLP
One Manhattan West
New York, New York 10001

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular High Grade Fixed-Income Fund, Inc.

By:	/s/ Angel M. Rivera
Angel M. Rivera
Principal Executive Officer/President

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular High Grade Fixed-Income, Inc.

By:	/s/ James A. Gallo
James A. Gallo
Principal Financial Officer/Treasurer

Date:	March 1, 2024